UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 3, 2008
SENSATA TECHNOLOGIES B.V. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
The Netherlands (State or other jurisdiction of incorporation)	001-1381272 (Commission File Number)	Not Available (IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo The Netherlands (Address of Principal Executive Offices, including Zip Code)
31-546-879-555 (Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 3, 2009, Sensata Technologies B.V. issued a press release announcing the commencement of two separate cash tender offers, one to purchase up to $40,000,000 aggregate principal amount of its outstanding 8% Senior Notes due 2014 and the other to purchase up to $10,000,000 aggregate principal amount of its outstanding 9% Senior Subordinated Notes due 2016 and 11.25% Senior Subordinated Notes due 2014, on the terms and subject to the conditions set forth in the Offer to Purchase, dated March 3, 2009, and, with respect to the 8% Senior Notes, the Letter of Transmittal accompanying the Offer to Purchase.  A copy of the press release announcing the commencement of these tender offers is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	March 3, 2009 press release entitled “Sensata Technologies Announces Modified Dutch Auction Tender Offers for Senior and Senior Subordinated Notes.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES B.V.

/S/ JEFFREY COTE
Date: March 3, 2009	Name:	Jeffrey Cote
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	March 3, 2009 press release entitled “Sensata Technologies Announces Modified Dutch Auction Tender Offers for Senior and Senior Subordinated Notes.”